2nd Quarter 2022 Financial Results and Update on Clinical Development Programs August 8, 2022 Exhibit 99.2

This presentation contains certain “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical or present facts, are forward-looking statements, including statements regarding our future financial condition, future revenues, projected costs, prospects, business strategy, and plans and objectives of management for future operations, including our plans to submit for regulatory filings. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “might,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “project,” “model,” “should,” “would,” “plan,” “expect,” “predict,” “could,” “seek,” “goal,” “potential,” or the negative of these terms or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These statements are based on our intentions, beliefs, projections, outlook, analyses, or current expectations using currently available information, and are not guarantees of future performance, and involve certain risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements. Any differences could be caused by a number of factors including but not limited to: our expectations regarding the timing, costs, conduct, and outcome of our clinical trials, including statements regarding the timing of the initiation and availability of data from such trials; the timing and likelihood of regulatory filings and approvals for our product candidates; whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; our plans to research, develop, and commercialize our product candidates; the commercialization of our product candidates, if approved; the rate and degree of market acceptance of our product candidates; our expectations regarding the potential market size and the size of the patient populations for our product candidates, if approved for commercial use, and the potential market opportunities for commercializing our product candidates; the success of competing therapies that are or may become available; our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates; the ability to license additional intellectual property relating to our product candidates and to comply with our existing license agreements; our ability to maintain and establish relationships with third parties, such as contract research organizations, contract manufacturing organizations, suppliers, and distributors; our ability to maintain and establish collaborators with development, regulatory, and commercialization expertise; our ability to attract and retain key scientific or management personnel; our ability to grow our organization and increase the size of our facilities to meet our anticipated growth; the accuracy of our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing; our expectations related to the use of our available cash; our ability to develop, acquire, and advance product candidates into, and successfully complete, clinical trials; the initiation, timing, progress, and results of future preclinical studies and developments and projections relating to our competitors and our industry; the impact of governmental laws and regulations and regulatory development in the United States and foreign countries; the impact of the coronavirus disease (COVID-19) on our clinical trials, our supply chain, and our operations; and other risks and uncertainties, including those described under the heading “Risk Factors” included in our most recent Annual Report on Form 10-k for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (SEC) on February 28, 2022. Additional factors that could cause actual results to differ materially from our expectations can be found in our Securities and Exchange Commission filings. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. All forward-looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Omaveloxolone, bardoxolone methyl, and RTA 901 are investigational drugs, and their safety and efficacy have not been established by any agency.

Today’s Agenda Opening Remarks | Warren Huff, CEO Development Update | Colin Meyer, MD, Chief Innovation Officer Commercial Update | Dawn Bir, Chief Commercial Officer Financial & Operational Update | Manmeet Soni, President Concluding Remarks | Warren Huff, CEO

Update on Omaveloxolone Program in Friedreich's Ataxia

- **2019**
- **4Q19** MOXIe Part 2 topline results
- **2020**
- **3Q20** Announced Type C meeting outcome for MOXIe Part 2
- **2021**
- **1Q21** Delayed-Start Analysis submitted to FDA
- **2Q21** FDA suggests Pre-NDA meeting to discuss program
- **3Q21** Pre-NDA meeting
- **4Q21** FDA granted Fast Track Designation and Rolling NDA submission/review
- **2022**
- **1Q22** Rolling NDA submission initiated and completed
- **2Q22** NDA accepted for filing, Priority Review, and Rare Pediatric Disease Designation
- **Aug. 2022**
- **2H22**
  - FDA Advisory Committee Meeting
  - PDUFA date of Nov. 30, 2022
- **2023**
- **Early 23** Anticipated U.S. launch, if approved



NDA: New Drug Application; FDA: United States Food & Drug Administration; PDUFA: Prescription Drug User Fee Act

4

Regulatory Guidance for Establishing Substantial Evidence for Efficacy

FDA guidance[1] states that a drug's effectiveness must be established by "substantial evidence"

- Generally, requires at least two adequate and well-controlled clinical trials
- FDAMA (115) recognizes two pathways requiring only one adequate and well-controlled clinical trial

Regulatory flexibility depending on several factors, including:

- Seriousness of the disease, particularly where there is an unmet medical need
- Size of the patient population

Extremely low p-values that would be considered "statistically very persuasive" are difficult to generate in FA clinical trials

- Limited number of patients
- Slow rate of progression over four decades

Single Trial Regulatory Pathways

Challenging to Meet in Rare Diseases Like FA

One Adequate and Well-Controlled Clinical Trial with Statistically Very Persuasive, Compelling Results

Omaveloxolone Regulatory Path

One Adequate and Well-Controlled Clinical Trial Plus Confirmatory Evidence

[1] FDA draft guidance - Demonstrating Substantial Evidence of Effectiveness for Human Drug and Biological Products, December 2019; Section 115 of the Food and Drug Administration Modernization Act, FA: Friedreich's ataxia

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MOXIe Part 2 Pivotal Trial of Omaveloxolone in FA MOXIe Part 2, one of the largest completed global interventional studies in patients with FA, met mFARS primary endpoint (p=0.014) Improvement observed in all subsections relative to placebo Major subgroups and all analysis populations favored omaveloxolone Low amount of missing data that does not affect the trial’s conclusion Improvement in several other efficacy measures assessed as secondary endpoints FDA has not expressed concerns about the reliability of the mFARS primary results in the MOXIe Part 2 study All analyses conducted using Mixed Model Repeated Measures (MMRM) unless otherwise noted. 1Post-hoc analysis conducted using ANCOVA; Lynch et. al. Ann Neurol. 2021; CI: Confidence Interval, mFARS: modified Friedreich’s ataxia rating scale,

Mid-Cycle Communication Meeting Agenda and Discussion FDA comments from recent mid-cycle communication meeting are similar to prior feedback Continue to have concerns regarding the strength of efficacy evidence No new significant issues raised by FDA No significant clinical safety issues identified Safety review is ongoing Continuing to evaluate cardiac safety FDA draft guidance - Demonstrating Substantial Evidence of Effectiveness for Human Drug and Biological Products, December 2019 Topic Discussion MOXIe Part 2 is not exceptionally persuasive and has only weak support from secondary endpoints Proposed a new propensity-matched analysis of MOXIe Extension data to the largest, most robust FA natural history study Reduction in the number of patients in the Extension phase of MOXIe makes it challenging to interpret the Delayed-Start Analysis Reduction in number of patients was primarily due to missed visits due to the COVID-19 pandemic and not due to discontinuations Updated data increases the number of patients and visits Lack of support from MOXIe Part 1 as no dose-response relationship was observed Due to small size and short duration of MOXIe Part 1, it was not intended to demonstrate definitive efficacy The study demonstrated dose-dependent increases in Nrf2 target proteins Additional justification for biomarkers Role of Nrf2 in the pathophysiology of FA is well understood Induction of Nrf2 in MOXIe Part 2 was associated with clinical benefit

Mid-Cycle Communication Meeting Submitted Additional Supporting Evidence of Efficacy FDA agreed, and we have since submitted the following updated and new efficacy data FDA draft guidance - Demonstrating Substantial Evidence of Effectiveness for Human Drug and Biological Products, December 2019 Confirmatory Evidence Could Include Data Submitted as Additional Evidence of Effectiveness Key Conclusion Additional clinical evidence Updated Delayed-Start Analysis of MOXIe trial Separation in mFARS observed in MOXIe Part 2 maintained through 3 years (Extension Week 144) Supportive data from natural history Propensity-Matched Analysis of MOXIe Extension compared to FA-COMS natural history study 55% slower mFARS progression in MOXIe Extension as compared to FA-COMS natural history study over 3 years Compelling mechanistic evidence with well-understood pathophysiology Data validating Nrf2 as a key player in the pathophysiology of FA Data validating link between Nrf2 target genes and neurological outcomes in MOXIe Part 2 Induction of Nrf2 targets associated with mFARS improvements in MOXIe Part 2

Omaveloxolone in Friedreich’s Ataxia

Delayed-Start Analysis: March 2022 Update to Address Interpretability of the Delayed-Start Analysis NDA amendment for Delayed-Start Analysis uses data from March 2022 data cut off Updated analysis provides additional data at later time points and Extension Week 144 Separation observed at Week 48 of MOXIe Part 2 maintained at 6/7 time points in extension and through 3 years *Non-inferiority criteria met (upper limit of the 90% CI for the difference estimate less than zero) Off-treatment MOXIe Extension MOXIe Part 2 Change from Baseline in mFARS – March 2022 (NDA Amendment) Change from Baseline in mFARS – August 2021 (Original NDA Submission) 0 4 12 18 24 36 48 52 Ext. 24 Ext. 48 Ext. 72 7.5 5.0 2.5 0.0 -2.5 -5.0 Study Week Off-treatment MOXIe Part 2 Omav-to-Omav Placebo-to-Omav Omav-to-Omav Placebo-to-Omav * * * 0 4 12 18 24 36 48 52 Ext. 24 Ext. 48 Ext. 72 7.5 5.0 2.5 0.0 -2.5 -5.0 42 42 42 41 41 41 41 39 27 22 14 40 40 40 38 36 35 34 34 28 20 17 42 42 42 41 41 41 41 39 27 22 14 15 24 15 40 40 40 38 36 35 34 34 28 20 17 22 27 17 Ext. 96 Ext. 120 Ext. 144 Ext. 96 Ext. 120 13 11 21 11 MOXIe Extension

Post Hoc Propensity-Matched Analysis Use of External Natural History Control Group Confirmatory evidence could include comparison to reliable, systematically collected and well documented natural history of patients with the disease FDA draft guidance - Demonstrating Substantial Evidence of Effectiveness for Human Drug and Biological Products, December 2019.; Jahanshahi .et.al 2021 Comparison with Natural History can Provide Additional Evidence of Treatment Benefit Criteria Relevant to FA Disease progression is well understood Covariates influencing disease outcomes are well characterized Outcome measure is objective A well-documented natural history population with access to individual patient records Control population closely resembles treatment group No substantial difference in standard of care or available therapies Results provide compelling evidence of a change in the established progression of disease       

FA-COMS: Prospective, High Quality Natural History Study in FA FA-COMS is an ongoing, global, multicenter, longitudinal, prospective, observational study in FA1 Enrolled more than 1,250 patients with FA Collecting quantitative serial clinical data including mFARS Patients are assessed annually and followed for up to 25 years All FA-COMS sites are tertiary care centers specializing in FA1 mFARS assessments conducted in a standardized manner by trained neurologists Standardized case report forms Investigators meet every 3-6 months to review the conduct of the study, results, and study related issues High overlap in sites between FA-COMS and MOXIe1,2,3 8 of 11 MOXIe Extension sites are FA-COMS sites Standard of care, testing environment, and standardized testing instructions are similar Size and quality of FA-COMS database makes propensity score matching analysis feasible 1Clinical Outcome Measures in Friedreich’s ataxia: Clinicatrials.gov Identifier: NCT03090789; 2Friedriech's Ataxia Research Alliance Clinical Networks & Trials accessed August 2022 (curefa.org/network); 3Clinicatrials.gov Identifier: NCT02255435

Propensity-Matched Analysis Propensity Score Matching Propensity scores calculated based on factors prognostic to disease progression Baseline covariates prognostic for disease progression selected in collaboration with FA-COMS PI and statistician Propensity scores calculated based on age, age at FA onset, sex, mFARS score, and gait score Propensity scores used to match FA-COMS patients 1:1 to MOXIe Extension patients Change from baseline in mFARS in each group assessed through three years for both studies Analysis utilized same MMRM1 methodology as primary analysis for MOXIe Part 2 All values at all time points used to estimate treatment effect Includes all 136 patients in MOXIe Extension with at least one post-baseline mFARS assessment, irrespective of pes cavus status 1MMRM: Mixed Model Repeated Measures used for endpoint analysis; PI: Principal investigator MOXIe Extension FA-COMS Natural History Study 1:1 MOXIe Extension FA-COMS

Propensity-Matched Analysis Comparable Baseline Characteristics Demographics and baseline characteristics balanced between the two groups Median treatment/follow-up duration of approximately 3 years Characteristic Statistic Matched FA-COMS (n=136) MOXIe Extension (n=136) Age (years) Mean (SD) 26.2 (13.72) 26.6 (7.26) Age at FA Onset Mean (SD) 15.2 (10.48) 15.5 (5.30) Sex, Female N (%) 70 (51.5%) 70 (51.5%) mFARS Mean (SD) 41.0 (16.10) 42.2 (12.60) Gait Mean (SD) 2.7 (1.69) 2.8 (1.36) Demographics and Baseline Characteristics for Primary Pooled Population

Propensity-Matched Analysis Primary Pooled Population Patients in the matched FA-COMS group progressed 6.61 mFARS points at Year 3 vs. 3.00 mFARS points for patients treated with omaveloxolone in MOXIe Extension for a difference of -3.61 mFARS points (nominal p=0.0001) mFARS progression 55% slower in MOXIe Extension patients compared to matched FA-COMS patients at Year 3 D = 3.61 (p=0.0001) 55% slower MOXIe Extension (n) 136 133 102 77 FA-COMS Natural History (n) 136 108 103 83 mFARS Baseline Year 1 Year 2 Year 3 mFARS Mean (SD) LS Mean (SE) LS Mean (SE) LS Mean (SE) MOXIe Extension 42.2 (12.60) 0.015 (0.56) 1.18 (0.59) 3.00 (0.66) Matched FA-COMS 41.0 (16.10) 2.11 (0.59) 4.58 (0.59) 6.61 (0.65) Difference - -2.10 (0.81) p=0.0101 -3.41 (0.84) p< 0.0001 -3.61 (0.93) p=0.0001

Propensity-Matched Analysis: Placebo-to-Omaveloxolone and Omaveloxolone-to-Omaveloxolone Similar change in mFARS observed at Year 3 relative to matched FA-COMS patients in subsets based on prior treatement1 Placebo-to-Omaveloxolone: difference of -4.09 mFARS points (nominal p=0.0001)2 Omaveloxolone-to-Omaveloxolone: difference of -3.76 mFARS points (nominal p=0.0400) MOXIe Extension patients experienced persistent benefit relative to matched FA-COMS external controls 1Mixed Model Repeated Measures used for endpoint analysis. Each population (Placebo-to-Omaveloxolone, Omaveloxolone-to-Omaveloxolone) represents a different set of matched patients; 2Placebo-to-Omaveloxolone group include MOXIe Part 2 patients randomized to placebo and patients from MOXIe Part 1 who had been off treatment for at least 21 months and were considered treatment-naïve. Omaveloxolone-to-Omaveloxolone group includes MOXIe Part 2 patients randomized to omaveloxolone. D = 4.09 (p=0.0001) 56% slower Placebo-to-Omaveloxolone D = 3.76 (p=0.0400) 61% slower Omaveloxolone-to-Omaveloxolone 95 95 69 56 MOXIe Extension (n) 41 38 33 21 95 72 71 64 FA-COMS Natural History (n) 41 34 33 25

Mechanistic Support for Omaveloxolone in FA A single adequate and well-controlled clinical investigation can be supported by data that provide strong mechanistic support Well-understood disease pathophysiology Mechanistic evidence obtained from relevant and well understood pharmacodynamic endpoint or relevant preclinical models Disease Pathophysiology Frataxin deficiency results in impaired mitochondrial energy production that causes clinical symptoms Frataxin deficiency associated with suppression of Nrf2, which regulates mitochondrial energy production and directly contributes to the pathology of FA Omav Restores Nrf2 Levels and Mitochondrial Function in Preclinical Models Omaveloxolone restores Nrf2 activity in FA models and patient fibroblasts Omaveloxolone increases mitochondrial function in FA models and patient fibroblasts Increases in Nrf2 are Associated with Clinical Benefit Omaveloxolone treatment associated with dose-dependent increases in Nrf2 target proteins, ferritin and GGT Larger increases in Nrf2 target protein levels associated with larger improvements in mFARS in MOXIe Part 2

Impaired Mitochondrial Function Associated with Worsening Neurological Function in Friedreich's Ataxia

Mitochondrial function and ATP production are reduced in FA patients

- Lower maximal mitochondrial respiration and spare respiratory capacity in FA patient fibroblasts[1]
- Lower ATP production observed in skeletal muscle from patients with FA[2]
- Longer GAA repeats associated with lower maximal mitochondrial ATP production in skeletal muscle from patients with FA[2]

In FA patients, reduced mitochondrial function, as assessed by peak VO_2 levels, correlates with reduced neurological function

Mitochondrial and Neurological Function in FA Patients


N=42
Mitochondrial Function
Peak VO2 (ml/min)
1400
1200
1000
800
600
400
200
0
R= 0.46, p=0.002
0
20
40
60
80
100
FARS
Worsening Neurologic Function

[1]Doni et al. FASEB J. 2021; [2]Lodi et al. Proc Natl Acad Sci U S A 1999; [3]Drinkard et al., Arch Phys Med Rehabil. 2010

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Mechanism of Action: Nrf2 Suppression Contributes to Pathophysiology of Friedreich’s Ataxia Frataxin deficiency associated with impaired mitochondrial energy production Nrf2 levels and target gene expression suppressed in FA patient fibroblasts Nrf2 directly regulates mitochondrial energy production in neurons Petrillo et. al., Int J Mol Sci. 2017; Holmstrom et. al. Biol Open 2013; Petrillo et. al., Int J Mol Sci. 2019; Dinkova-Kostova and Abramov, Free Radic Biol Med. 2015; Holmstrom et. al. Curr Opin Toxicol. 2016; Error bars for figure on the right indicate Standard Error of the Mean (SEM) Nrf2 Expression in FA Patients 1.5 1.0 0.5 0.0 ** * FXN NRF2 mRNA Fold Change (mean ± SD) Controls Patients * P < 0.05 ** P < 0.01 ATP Levels in Nrf2 KO and Keap1 KD Neurons

Mechanism of Action: Nrf2 Levels and Mitochondrial Function Restored in FA Fibroblasts

Nrf2 protein levels in FA patient fibroblasts restored to levels seen in healthy fibroblasts

Dose dependent increases in Nrf2 targets observed in patient fibroblasts treated with omaveloxolone

Omaveloxolone restored mitochondrial energy production in FA disease models and patient samples

Nrf2 Levels in FA Patient Fibroblasts Treated with Omaveloxolone



Nrf2 Protein Levels Normalized to Control
150
100
50
0
**
##
Controls (N=3)
FA (N=3)
FA + Omav (N=3)

Mitochondrial Function in Fibroblasts from Patients with FA treated with Omaveloxolone



Oxygen Consumption Rate (pmol/min)
20
15
10
5
0
***
***
0 0 50 Omav (nM)
- + + tBHP

Petrillo et al. Int J Mol Sci 2019; Reata Study Report RTA400-R-2014; tBHP: tert-butyl hydroperoxide

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Mechanism of Action: mFARS Improvements Associated with Induction of Nrf2 Least Improved mFARS Most Improved mFARS Dose-dependent increases in Nrf2 targets, ferritin and GGT, observed in patients treated with omaveloxolone in MOXIe Part 1 Induction of Nrf2 targets associated with mFARS improvements in MOXIe Part 2 Dose-Dependent Increases in Nrf2 Targets in MOXIe Part 1 Association of Nrf2 Targets with mFARS in MOXIe Part 2

Safety Well tolerated with few discontinuations or serious adverse events Fewer cardiovascular AEs, no increases in BP, no findings on serial ECGs or ECHOs No new safety findings in the ongoing MOXIe Extension Study Summary of Efficacy and Safety Evidence MOXIe Part 2 2.4 point improvement in mFARS relative to placebo after 48 weeks of treatment (p=0.014) All mFARS sections and major subgroups favored Omav Low missing data does not impact conclusions Majority of secondary endpoints favored Omav Improvement in Activities of Daily Living compared to placebo (nominal p=0.042) Delayed-Start Analysis Separation observed at Week 48 of MOXIe Part 2 maintained through Extension Week 144 Propensity-Matched Analysis Progression in mFARS slowed by 55% after 3 years with Omav vs. matched untreated patients in the FA-COMS study Mechanism of Action Nrf2 suppressed in cells from patients with FA Omav induces Nrf2 targets in a dose-dependent manner, and increases are associated with mFARS improvements Primary Evidence Confirmatory Evidence AE: Adverse Event, BP: Blood pressure, ECG: Electrocardiogram, ECHO: Echocardiogram

 Commercial Update

Commercial Launch Operations Preparing for Launch Execution in Early 2023 ThinkFA.com HCP disease education website focused on FA recognition, diagnosis, severity Digital HCP Campaign Omnichannel digital campaign drives HCP traffic to ThinkFA.com Launch preparation continues to advance with regulatory progress Reata REACH Patient access program and distribution channel development underway Salesforce Sizing Sales force sizing analysis initiated. Will maximize coverage of FA treating HCPs

 Financial & Operational Update

Financial Summary 1Excludes stock-based compensation expenses; 2Excludes various adjustments, including stock-based compensation expenses, non-cash interest expense from liability related to sale of future royalties; see the next slide for a reconciliation between GAAP and non-GAAP measures. GAAP: Generally Accepted Accounting Principles; M: Million Updated Cash Guidance: Based on our operational plans, we reaffirm our cash guidance runway through the end of 2024 Key Items June 30, 2022 Cash and marketable securities $481.5M Total shares 36,486,242 31,572,894 class A shares outstanding 4,913,348 class B shares outstanding

Reconciliation of GAAP to Non-GAAP Financial Measures

Concluding Remarks

Reata at a Glance NDA for omaveloxolone in FA Accepted for filing with Priority Review Mid-cycle meeting completed Preparing for AdCom PDUFA Nov. 30, 2022 Plan to submit MAA for omaveloxolone in the fourth quarter of 2022 FALCON Phase 3 trial in ADPKD ongoing with more than 580 patients enrolled Requested Type C meeting and will work with FDA to confirm next steps on Alport program Strong cash position Worldwide commercial rights to all pipeline assets1 Robust IP1 protection for omaveloxolone, RTA 901, and bardoxolone Neurology Pipeline CKD Pipeline Global Opportunity 1Ex-Asia for bardoxolone IP: Intellectual Property

Thank you